                                                                   EXHIBIT 10.31


                                                                       WGM DRAFT
                                                                        11/29/06

                               AMENDMENT AGREEMENT

          This AMENDMENT AGREEMENT, dated as of November 30, 2006 (this "AMENDMENT AGREEMENT"), is entered into by and among DURA OPERATING CORP., a Delaware corporation, a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code ("COMPANY"), DURA AUTOMOTIVE SYSTEMS, INC., a Delaware corporation, a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code ("HOLDINGS"), certain SUBSIDIARIES OF HOLDINGS AND COMPANY, each a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, as Guarantors, the Lenders party hereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Administrative Agent (together with its permitted successors in such capacity, "ADMINISTRATIVE AGENT"), as Collateral Agent and as Sole Book Runner, Joint Lead Arranger and Syndication Agent, BARCLAYS CAPITAL, the investment banking division of Barclays Bank PLC, as Joint Lead Arranger and Documentation Agent and BANK OF AMERICA, as Issuing Bank and Credit-Linked Deposit Bank (in such capacity, the "ISSUING BANK").

                                    RECITALS:

          WHEREAS, Company, Holdings, Lenders, Administrative Agent and Issuing Bank have entered into that certain Senior Secured Super-Priority Debtor in Possession Term Loan Credit and Guaranty Agreement, dated as of October 31, 2006 (as amended hereby and as further amended, modified or restated from time to time, the "TERM LOAN DIP CREDIT AGREEMENT"). Capitalized terms used but not defined in this Amendment Agreement shall have the meanings that are set forth in the Term Loan DIP Credit Agreement;

          WHEREAS, Company, Holdings, Lenders and Administrative Agent have entered into that certain Term Loan Pledge and Security Agreement, dated as of October 31, 2006 (as amended hereby and as further amended, modified or restated from time to time, the "TERM LOAN SECURITY AGREEMENT");

          WHEREAS, concurrently with the execution of this Amendment Agreement, Company, Holdings, General Electric Capital Corporation and the various lenders thereunder will have entered into that certain Senior Secured Super-Priority Debtor in Possession Revolving Credit and Guaranty Agreement, dated as of the date hereof (as the same may be amended modified or restated from time to time, the "REVOLVING DIP CREDIT AGREEMENT"); and

          WHEREAS, Company, the other Credit Parties, Lenders and Agents wish to amend the Term Loan DIP Credit Agreement and the Term Loan Security Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS

     A. Amendments to the Term Loan DIP Credit Agreement. The Term Loan DIP Credit Agreement is hereby amended in its entirety to read as set forth in Exhibit A attached hereto.

     B. Amendments to the Term Loan Security Agreement. The Term Loan Security Agreement is hereby amended in its entirety to read as set forth in Exhibit B attached hereto.

AMENDMENT AGREEMENT

SECTION II. CONDITIONS PRECEDENT TO EFFECTIVENESS

     The effectiveness of the amendments set forth at Section I hereof is subject to the satisfaction, or waiver, of the following conditions on or before the date hereof (the "AMENDMENT AGREEMENT EFFECTIVE DATE"):

     (a) this Amendment, duly executed by each of the Credit Parties, the Agents and the Lenders;

     (b) all conditions set forth in Section 3.1 of the Revolving DIP Credit Agreement shall have been satisfied or the fulfillment of any such conditions shall have been waived with the consent of Administrative Agent and Documentation Agent; and

     (c) the representations and warranties set forth in Section III shall be true and correct as of the Amendment Agreement Effective Date.

SECTION III. REPRESENTATIONS AND WARRANTIES

          The Company and each other Credit Party hereby represents and warrants that:

          A. CORPORATE POWER AND AUTHORITY. Each Credit Party has all requisite corporate power and authority to enter into this Amendment Agreement and to carry out the transactions contemplated hereby in all material respects, and perform its obligations under the Term Loan DIP Credit Agreement, the Term Loan Pledge and Security Agreement and the other Credit Documents, in each case in all material respects.

          B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment Agreement and the performance of the Term Loan DIP Credit Agreement, the Term Loan Pledge and Security Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party that is a party thereto.

          C. NO CONFLICT. The execution and delivery by each Credit Party of this Amendment Agreement and the performance by each Credit Party of the Term Loan DIP Credit Agreement, the Term Loan Pledge and Security Agreement and the other Credit Documents, and the borrowings under the Term Loan DIP Credit Agreement, do not and will not (a) violate any provision of any material law or any material governmental rule or regulation applicable to Holdings or any of its Subsidiaries, any of the Organizational Documents of Holdings or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government in any jurisdiction binding on Holdings or any of its Subsidiaries;
(b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Material Contract of Holdings or any of its Subsidiaries; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties, and the Liens securing the Revolving Credit Obligations); or (d) require any material approval of stockholders, members or partners or any material approval or material consent of any Person under any Material Contract of Holdings or any of its Subsidiaries, except for such material approvals or material consents which will be obtained on or before the Closing Date and disclosed in writing to Lenders and such material approvals or material consents required to be obtained in the ordinary course of business.


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          D. GOVERNMENTAL CONSENTS. No action, consent or approval of or notice to, registration or filing with or other action by any Governmental Authority is required in connection with the execution and delivery by each Credit Party of this Amendment Agreement and the performance by each Credit Party of the Term Loan DIP Credit Agreement, the Term Loan Pledge and Security Agreement and the other Credit Documents, except for (i) filings and recordings with respect to the Collateral to be made, or otherwise delivered to Collateral Agent for filing and/or recordation, as of the Closing Date (including, without limitation, filings necessary to release existing Liens and/or to perfect the Liens granted to Collateral Agent) and (ii) entry of the Orders.

          E. BINDING OBLIGATION. This Amendment Agreement, the Term Loan DIP Credit Agreement and the Term Loan Security Agreement have been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM TERM LOAN DIP CREDIT AGREEMENT AND THE TERM LOAN SECURITY AGREEMENT. The representations and warranties contained in Section 4 of the Term Loan DIP Credit Agreement and in
Section 4 of the Term Loan Security Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Agreement Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment Agreement that would constitute an Event of Default or a Default.

SECTION IV. ACKNOWLEDGMENT AND CONSENT

     Each of Holdings and certain Subsidiaries of the Company has (i) guaranteed the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure its obligations under the Term Loan DIP Credit Agreement and the Collateral Documents subject to the terms and provisions of the Term Loan DIP Credit Agreement and the Term Loan Security Agreement. Each of Holdings and certain Subsidiaries of the Company who have guaranteed the Obligations are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Term Loan DIP Credit Agreement and the Collateral Documents are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

     Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Term Loan DIP Credit Agreement, the Term Loan Security Agreement and this Amendment Agreement and consents to the amendment of the Term Loan DIP Credit Agreement and the Term Loan Security Agreement effected pursuant to this Amendment Agreement. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all "Obligations" under each of the Credit Support Documents, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations" under each of the Credit Support Documents, as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Term Loan DIP Credit Agreement and the Term Loan Pledge and Security Agreement.

     Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment Agreement.

     The Company and each Credit Support Party acknowledges and agrees that nothing in the Term Loan DIP Credit Agreement, the Term Loan Pledge and Security Agreement, this Amendment Agreement or any other Credit Document shall be deemed to constitute an amendment to or waiver of any Default or Event of Default, or an indication of the Administrative Agent's or Lender's willingness to amend or waive, any other provisions of the Credit Documents.

SECTION V. ACKNOWLEDGMENT OF ISSUING BANK

     Issuing Bank hereby acknowledges and agrees that by its execution and delivery of this Amendment Agreement, Issuing Bank shall become a party to the Term Loan DIP Credit Agreement as Issuing Bank and Credit-Linked Deposit Bank, shall be bound by the terms of the Credit Documents and shall perform in accordance with their terms all of the obligations set forth therein.

SECTION VI. MISCELLANEOUS

          A. BINDING EFFECT. This Amendment Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders.

          B. SEVERABILITY. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          C. REFERENCE TO TERM LOAN DIP CREDIT AGREEMENT. On and after the First Amendment Effective Date, each reference in the Term Loan DIP Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Term Loan DIP Credit Agreement, and each reference in the other Credit Documents to the "Term Loan DIP Credit Agreement", "thereunder", "thereof" or words of like import referring to the Term Loan DIP Credit Agreement shall mean and be a reference to the Term Loan DIP Credit Agreement as amended by this Amendment Agreement.

          D. REFERENCE TO TERM LOAN SECURITY AGREEMENT. On and after the First Amendment Effective Date, each reference in the Term Loan Security Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Term Loan Security Agreement, and each reference in the other Credit Documents to the "Term Loan Security Agreement", "thereunder", "thereof" or words of like import referring to the Term Loan Security Agreement shall mean and be a reference to the Term Loan Security Agreement as amended by this Amendment Agreement.

          E. EFFECT ON CREDIT AGREEMENT. Except as specifically amended by this Amendment Agreement, the Term Loan DIP Credit Agreement, the Term Loan Security


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

Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

          F. EXECUTION. The execution, delivery and performance of this Amendment Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Term Loan DIP Credit Agreement, the Term Loan Security Agreement or any of the other Credit Documents.

          G. HEADINGS. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

          H. APPLICABLE LAW. THIS AMENDMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

          H. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          I. CREDIT DOCUMENT. This Amendment is a Credit Document (as defined in the Term Loan DIP Credit Agreement).

            [The remainder of this page is intentionally left blank.]


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

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        DURA AUTOMOTIVE SYSTEMS, INC.
                                        DURA OPERATING CORP.
                                        DURA SPICEBRIGHT, INC.
                                        ADWEST ELECTRONICS, INC.
                                        ATWOOD AUTOMOTIVE, INC.
                                        ATWOOD MOBILE PRODUCTS, INC.
                                        CREATION GROUP HOLDINGS, INC
                                        CREATION GROUP, INC.
                                        CREATION GROUP TRANSPORTATION, INC.
                                        CREATION WINDOWS, INC.
                                        DURA AUTOMOTIVE SYSTEMS CABLE
                                           OPERATIONS, INC.
                                        DURA AUTOMOTIVE SYSTEMS OF INDIANA, INC.
                                        DURA GLOBAL TECHNOLOGIES, INC.
                                        KEMBERLY, INC.
                                        MARK I MOLDED PLASTICS OF TENNESSEE,
                                           INC.
                                        SPEC-TEMP., INC.
                                        UNIVERSAL TOOL & STAMPING COMPANY, INC.


                                        By:
                                            ------------------------------------
                                        Name: Keith R. Marchiando
                                        Title:
                                               ---------------------------------

                                        DURA SHIFTER L.L.C.

                                        By: DURA OPERATING CORP.,
                                        Its: SOLE MEMBER


                                        By:
                                            ------------------------------------
                                        Name: Keith R. Marchiando
                                        Title: Vice President, Chief Financial
                                               Officer


                                        DURA AIRCRAFT OPERATING COMPANY, LLC

                                        By: DURA OPERATING CORP.,
                                        Its: SOLE MEMBER


                                        By:
                                            ------------------------------------
                                        Name: Keith R. Marchiando
                                        Title: Vice President, Chief Financial
                                               Officer


                                        DURA BRAKE SYSYEMS, L.L.C.

                                        By: DURA OPERATING CORP.,
                                        Its: SOLE MEMBER


                                        By:
                                            ------------------------------------
                                        Name: Keith R. Marchiando
                                        Title: Vice President, Chief Financial
                                               Officer


                                        DURA CABLES NORTH LLC

                                        By: ATWOOD AUTOMOTIVE, INC.,
                                        Its: SOLE MEMBER


                                        By:
                                            ------------------------------------
                                        Name: Keith R. Marchiando
                                        Title: President

                                        DURA CABLES SOUTH LLC

                                        By: ATWOOD AUTOMOTIVE, INC.,
                                        Its: SOLE MEMBER


                                        By:
                                            ------------------------------------
                                        Name: Keith R. Marchiando
                                        Title: President


                                        DURA FREMONT L.L.C.
                                        DURA GLADWIN L.L.C.
                                        DURA MANCELONA L.L.C.
                                        DURA SERVICES L.L.C.


                                        By:
                                            ------------------------------------
                                        Name: Keith R. Marchiando
                                        Title: Manager

                                        CREATION WINDOWS, LLC
                                        KEMBERLY, LLC


                                        By:
                                            ------------------------------------
                                        Name: Keith R. Marchiando
                                        Title: President


                                        AUTOMOTIVE AVIATION PARTNERS, LLC

                                        By: DURA AIRCRAFT OPERATING COMPANY,
                                            LLC,
                                        Its: MANAGING MEMBER

                                        By: DURA OPERATING CORP.,
                                        Its: SOLE MEMBER


                                        By:
                                            ------------------------------------
                                        Name: Keith R. Marchiando
                                        Title: Vice President, Chief Financial
                                               Officer


                                        DURA G.P.

                                        By: DURA OPERATING CORP.,
                                        Its: MANAGING GENERAL PARTNER


                                        By:
                                            ------------------------------------
                                        Name: Keith R. Marchiando
                                        Title: Vice President, Chief Financial
                                               Officer

                                        TRIDENT AUTOMOTIVE, L.P.

                                        By: TRIDENT AUTOMOTIVE LIMITED,
                                        Its: GENERAL PARTNER


                                        By:
                                            ------------------------------------
                                        Name: Keith R. Marchiando
                                        Title: President


                                        TRIDENT AUTOMOTIVE, L.L.C.

                                        By: TRIDENT AUTOMOTIVE CANADA, CO.,
                                        Its: MANAGING MEMBER


                                        By:
                                            ------------------------------------
                                        Name: Keith R. Marchiando
                                        Title: President


                                        PATENT LICENSING CLEARINGHOUSE L.L.C.

                                        By: MARK I MOLDED PLASTICS OF TENNESSEE,
                                            INC.,
                                        Its: SOLE MEMBER


                                        By:
                                            ------------------------------------
                                        Name: Keith R. Marchiando
                                        Title: President


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

                                        DURA AUTOMOTIVE CANADA ULC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA AUTOMOTIVE SYSTEMS (CANADA), LTD.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA OPERATING CANADA LP, BY ITS GENERAL
                                        PARTNER, DURA AUTOMOTIVE SYSTEMS OF
                                        INDIANA, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA ONTARIO, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        DURA CANADA LP, BY ITS GENERAL PARTNER,
                                        DURA ONTARIO, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA HOLDINGS ULC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


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

                                        DURA HOLDINGS CANADA LP, BY ITS GENERAL
                                        PARTNER, DURA HOLDINGS ULC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TRIDENT AUTOMOTIVE LIMITED


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TRIDENT AUTOMOTIVE CANADA CO.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


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

                                        GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                        as Administrative Agent, Collateral
                                        Agent, Sole Bookrunner, Joint Lead
                                        Arranger Syndication Agent and a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        BARCLAYS CAPITAL
                                        as Joint Lead Arranger and Documentation
                                        Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        BANK OF AMERICA,
                                        as Issuing Bank and Credit-Linked
                                        Deposit Bank


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


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                                    EXHIBIT A

              CONFORMED COPY OF THE TERM LOAN DIP CREDIT AGREEMENT


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

                                    EXHIBIT B

               CONFORMED COPY OF THE TERM LOAN SECURITY AGREEMENT


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